TREASURY STOCK	12 Months Ended
Dec. 31, 2019
TREASURY STOCK
TREASURY STOCK

17.   TREASURY STOCK

On May 29, 2018 and May 30, 2019, the Company's Board of Directors authorized a share repurchase program, under which the Company is authorized to purchase up to USD 30 million and USD 20 million worth of its outstanding American depositary shares (“ADSs”) over the following 12 months. As of December 31, 2018 and 2019, approximately 39.12 million and 48.82 million ordinary shares were repurchased for approximately RMB 111.17 million and RMB 129.76 million in cash. ADSs repurchased during 2018 and 2019 was approximately 27.79 million and 9.70 million ordinary shares for cash consideration of RMB 74.20 million and RMB 18.59 million respectively.

The Company’s proposed repurchases may be made from time to time on the open market at prevailing market prices, in privately negotiated transactions, in block trades and/or through other legally permissible means depending on market conditions and other factors as well as subject to relevant rules under United States securities regulations.

As of December 31, 2018, all treasury stock repurchased were no longer outstanding and pending for cancellation and were included as treasury stock.

As of December 31, 2019, 48.05 million ordinary shares of treasury stock have been cancelled, 0.76 million ordinary shares of treasury stock repurchased are no longer outstanding and pending for cancellation and are included as treasury stock.